Exhibit 99.1

Mars Acquisition Corp. Announces Adjournment of Extraordinary General Meeting and Extension of Redemption Deadline

NEW YORK-- Mars Acquisition Corp. (the “Company” or “Mars”) (Nasdaq: MARX), a special purpose acquisition company, today announced that the extraordinary general meeting of shareholders of the Company (the “General Meeting”), originally scheduled for 10:00 a.m. Eastern Time on December 5, 2024, has been adjourned to December 12, 2024, at 10:00 a.m. Eastern Time. The General Meeting will be held virtually via https://www.cstproxy.com/marsacquisition/egm2024 using a control number assigned by Continental Stock Transfer & Trust Company. It may also be attended in person at Mars’ office at 1177 Avenue of the Americas, Suite 5100, New York, NY 10036.

The Extraordinary General Meeting is being held for the purpose of considering and voting on 1. The Business Combination Proposal —To approve a special resolution regarding the previously announced business combination with ScanTech Identification Beam Systems, LLC, pursuant to the Business Combination Agreement dated September 5, 2023 (as amended or supplemented from time to time); 2. The Advisory Charter Proposals; 3. The Equity Incentive Plan Proposal; 4. The Nasdaq Proposal; and 5. The Adjournment Proposal.

The record date for the Extraordinary General Meeting remains October 24, 2024 (“Record Date”). Only holders of record of Ordinary Shares at the close of business on the Record Date are entitled to notice of and to vote and have their votes counted at the General Meeting and any adjournments of the General Meeting. Shareholders who have not submitted their proxy for the General Meeting, or who wish to change or revoke their proxy, are urged to do so promptly. Shareholders who have previously submitted their proxy and do not wish to change or revoke their proxy need not take any action. If you are a shareholder of record and have questions or need assistance voting your shares, please contact the Company’s proxy solicitor, Advantage Proxy, at 1-877-870-8565, or banks and brokers can call 1-206-870-8565, or by emailing ksmith@advantageproxy.com.

In conjunction with the adjourned date, the Company has extended the deadline for public shareholders of the Company to submit their shares for redemption to 5:00 p.m. Eastern Time on December 10, 2024. Stockholders who wish to withdraw their previously submitted redemption requests may do so prior to the rescheduled meeting by requesting that the transfer agent return such shares.

About Mars Acquisition Corp.

Mars Acquisition Corp. is a Cayman Islands exempted company incorporated as a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

About ScanTech Identification Beam Systems, LLC

ScanTech has developed one of the world's most advanced non-intrusive 'fixed-gantry' CT screening technologies. ScanTech utilizes proprietary artificial intelligence (AI) and machine learning capabilities in its state-of-the-art fixed- gantry CT scanners to accurately and quickly detect hazardous and contraband materials. ScanTech's 'fixed-gantry' CT scanners are engineered to automatically locate, discriminate, and identify threat materials and items of interest at checkpoints in airports, seaports, borders, embassies, corporate headquarters, government & commercial buildings, factories, processing plants, and other facilities where terrorism and prohibited items are a possibility. Whether explosives or contraband, ScanTech's 'fixed-gantry' CT scanners can detect, identify, precisely locate, and discriminate materials of interest hidden inside scanned targets. From suitcases, briefcases, and backpacks to large packages, and parcels, ScanTech has a non-intrusive inspection solution to meet the requirements of a broad range of critical infrastructure industries.

On September 5, 2023 ScanTech announced that it had entered into a definitive business combination agreement with Mars Acquisition Corp. (Nasdaq: MARX) ("Mars"), a publicly traded special purpose acquisition company, that will result in ScanTech becoming a publicly traded company. Pursuant to the proposed business combination transaction, each of ScanTech and Mars will become subsidiaries of ScanTech AI Systems Inc., a newly formed Delaware holding company ("Pubco"), and the business of Pubco will be the continued business of ScanTech. Pubco expects to apply for listing, to be effective at the time of the business combination, of the Pubco common stock on Nasdaq under the symbol "STAI".

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential business combination between Mars and ScanTech. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any state or other jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

No offer of securities shall be made except by means of a prospectus meeting the requirements of the United States Securities Act of 1933, as amended, and the rules of the SEC pursuant thereto.

Important Additional Information About the Business Combination and Where to Find It

In connection with the proposed Business Combination, Pubco has filed a registration statement on Form S-4 with the SEC, which includes a preliminary prospectus with respect to its securities to be issued in connection with the Business Combination. Mars has also filed a definitive proxy statement with respect to the extraordinary general meeting at which Mars’ shareholders will be asked to vote on the proposed Business Combination. Each of Mars, Pubco and ScanTech urge investors, shareholders or members, and other interested persons to read the Form S-4, including the proxy statement/prospectus, any amendments thereto, and any other documents filed with the SEC, before making any voting or investment decision because these documents will contain important information about the proposed Business Combination. After the Form S-4 has been declared effective, Mars will mail the definitive proxy statement/prospectus to shareholders of Mars as of a record date to be established for voting on the Business Combination. Mars’ shareholders will also be able to obtain a copy of such documents, without charge, by directing a request to: Mars Acquisition Corp., Americas Tower, 1177 Avenue of The Americas, Suite 5100, New York, New York, 10036. These documents, once available, can also be obtained, without charge, at the SEC’s website www.sec.gov.

Investors and security holders will be able to obtain free copies of the proxy statement/prospectus/consent solicitation and all other relevant documents filed or that will be filed with the SEC by Pubco or Mars by either written or oral request to Mars' Chief Executive Officer, Karl Brenza, at Mars Acquisition Corp., Americas Tower, 1177 Avenue of the Americas, Suite 5100, New York, NY 10036 or by telephone at (866) 667-6277. These documents, once available, can also be obtained, without charge, at the SEC's website www.sec.gov.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY, NOR HAS ANY SECURITIES AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE PROPOSED TRANSACTIONS PURSUANT TO WHICH ANY SECURITIES ARE TO BE OFFERED OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in Solicitation

Pubco, Mars and ScanTech and their respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies from Mars' shareholders and the solicitation of consents from the members of ScanTech with respect to the proposed business combination. Information about the current directors and executive officers of Mars is set forth in its final prospectus, dated as of February 13, 2023, and filed with the SEC on February 14, 2023, and is available free of charge at the SEC's website at www.sec.gov or by directing a request to: Mars Acquisition Corp., Americas Tower, 1177 Avenue of the Americas, Suite 5100, New York, New York 10036. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of in connection with the proposed business combination will be set forth in Mars' and Pubco's filings with the SEC, including the proxy statement/prospectus/consent solicitation and other relevant materials filed with the SEC in connection with the business combination when they become available.

Forward-Looking Statements

Certain statements in this press release may be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on beliefs and assumptions and on information currently available to Mars and ScanTech. In some cases, you can identify forward-looking statements by the following words: "may," "will," "could," "would," "should," "expect," "intend," "plan," "anticipate," "believe," "estimate," "predict," "project," "potential," "continue," "ongoing," "target," "seek" or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and ScanTech assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Contact Information:

Mars Acquisition Corp.

Karl Brenza, CEO and CFO

kbrenza@verizon.net

ScanTech Identification Beam Systems, LLC

Dolan Falconer, CEO

dfalconer@scantechibs.com

Investor & Media Relations Contact

International Elite Capital Inc.

Annabelle Zhang
+1(646) 866-7928

annabelle@iecapitalusa.com